United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 17, 2026

Date of Report (Date of earliest event reported)

Aeon Acquisition I Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43321	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 West Flagler Street, Suite 900 Miami, FL	33130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 (877) 787-1880

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, one redeemable warrant to purchase one Class A Ordinary Share, and one right to receive one-fourth (1/4) of one Class A Ordinary Share	AESPU	The NASDAQ Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	AESP	The NASDAQ Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share, $0.0001 par value per share, at an exercise price of $11.50	AESPW	The NASDAQ Stock Market LLC
Rights to receive one-fourth (1/4) of one Class A Ordinary Share	AESPR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 17, 2026, Aeon Acquisition I Corp., a Cayman Islands exempted company (the “Company”), issued an unsecured promissory note (the “Note”) to its sponsor, Aeon Acquisition Partners I LLC (the “Sponsor”), under which the Sponsor agreed to loan the Company up to $250,000 to fund costs reasonably related to the Company’s initial business combination. The Note is non-interest bearing and is payable on the date the Company consummates its initial business combination (the “Maturity Date”). The Note may be prepaid at any time without penalty.

The Note may be drawn down from time to time upon written request from the Company, with the Sponsor required to fund each drawdown request within five (5) business days of receipt thereof; provided that the aggregate amount of all drawdown requests may not exceed $250,000.

The Note and the transactions contemplated thereby were approved by the Company’s board of directors.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Promissory Note, dated July 17, 2026, by and between Aeon Acquisition I Corp. and Aeon Acquisition Partners I LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2026

Aeon Acquisition I Corp.

By:	/s/ Demetrios Mallios
Name:	Demetrios Mallios
Title:	Chief Executive Officer

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